Exhibit 99.1
IBM RELEASES FOURTH-QUARTER RESULTS
Strong, broad-based performance, led by double-digit Software and Infrastructure growth; Double-digit growth in full-year profit and free cash flow
ARMONK, N.Y., January 28, 2026 . . . IBM (NYSE: IBM) today announced fourth-quarter 2025 earnings results.
“In the fourth quarter, we delivered strong revenue growth, with double-digit Software performance. Additionally, Infrastructure continued its double-digit revenue growth with the robust adoption of the next generation of our mainframe platform. Our generative AI book of business now stands at more than $12.5 billion. This capped a strong 2025 for IBM where we exceeded expectations for revenue, profit and free cash flow," said Arvind Krishna, IBM chairman, president and chief executive officer. "We enter 2026 with momentum and in a position of strength, giving us confidence in our full-year expectations of more than 5 percent constant currency revenue growth and an increase of about $1 billion in year-over-year free cash flow.”
Fourth-Quarter Highlights
•Revenue
–Revenue of $19.7 billion, up 12 percent, up 9 percent at constant currency
–Software revenue up 14 percent, up 11 percent at constant currency
–Consulting revenue up 3 percent, up 1 percent at constant currency
–Infrastructure revenue up 21 percent, up 17 percent at constant currency
•Profit
–Gross Profit Margin: GAAP: 60.6 percent, up 110 basis points; Operating (Non-GAAP): 61.8 percent, up 120 basis points
Full-Year Highlights
•Revenue
–Revenue of $67.5 billion, up 8 percent, up 6 percent at constant currency
–Software revenue up 11 percent, up 9 percent at constant currency
–Consulting revenue up 2 percent, flat at constant currency
–Infrastructure revenue up 12 percent, up 10 percent at constant currency
•Profit
–Gross Profit Margin: GAAP: 58.2 percent, up 150 basis points; Operating (Non-GAAP): 59.5 percent, up 170 basis points
•Cash Flow
–Net cash from operating activities of $13.2 billion; free cash flow of $14.7 billion
Full-Year 2026 Expectations
•Revenue: The company expects full-year constant currency revenue growth of more than 5 percent. At current foreign exchange rates, currency is expected to be about a half-point tailwind to growth for the year
•Free cash flow: The company expects full-year free cash flow to increase by about $1 billion year-over-year

	FOURTH-QUARTER 2025 INCOME STATEMENT SUMMARY

	Revenue		Gross Profit	Gross Profit Margin		Pre-tax Income		Pre-tax Income Margin		Net Income		Diluted Earnings Per Share
GAAP from Continuing Operations	$19.7B		$11.9B	60.6%		$4.1B		21.0%		$5.6B	(2)	$5.86	(2)
Year/Year	12	%(1)	14%	1.1	Pts	25	%(3)	2.2	Pts(3)	91	%(2,3)	88	%(2,3)
Operating (Non-GAAP)			$12.2B	61.8%		$4.7B		24.1%		$4.3B		$4.52
Year/Year			14%	1.2	Pts	11%		(0.2)	Pts	17%		15%
(1) 9% at constant currency.
(2) 2025 GAAP results include a benefit from income taxes primarily driven by the resolution of certain tax audit matters.
(3) GAAP YTY results include the impact of a pension settlement charge in fourth-quarter 2024.

“2025 put IBM's durability, resilience and differentiation on display. Our portfolio mix, integrated value and rapid innovation drove higher revenue growth and double-digit profit and free cash flow growth," said James Kavanaugh, IBM senior vice president and chief financial officer. "We are excited about our prospects for 2026 as our disciplined execution and unwavering focus on productivity will continue to enable us to invest in the future while returning value to shareholders.”
Segment Results for Fourth Quarter
•Software — revenues of $9.0 billion, up 14 percent, up 11 percent at constant currency:
–Hybrid Cloud (Red Hat) up 10 percent, up 8 percent at constant currency
–Automation up 18 percent, up 14 percent at constant currency
–Data up 22 percent, up 19 percent at constant currency
–Transaction Processing up 8 percent, up 4 percent at constant currency
•Consulting — revenues of $5.3 billion, up 3 percent, up 1 percent at constant currency:
–Strategy & Technology up 2 percent, flat at constant currency
–Intelligent Operations up 5 percent, up 3 percent at constant currency
•Infrastructure — revenues of $5.1 billion, up 21 percent, up 17 percent at constant currency:
–Hybrid Infrastructure up 29 percent, up 24 percent at constant currency
•IBM Z up 67 percent, up 61 percent at constant currency
•Distributed Infrastructure up 3 percent, flat at constant currency
–Infrastructure Support up 1 percent, down 2 percent at constant currency
•Financing — revenues of $0.2 billion, up 5 percent, up 2 percent at constant currency
Cash Flow and Balance Sheet
In the fourth quarter, the company generated net cash from operating activities of $4.0 billion, down $0.3 billion year to year. Net cash from operating activities excluding IBM financing receivables was $8.1 billion, up $1.5 billion. IBM’s free cash flow was $7.6 billion, up $1.4 billion year to year. The company returned $1.6 billion to shareholders in dividends in the fourth quarter.
For the year, the company generated net cash from operating activities of $13.2 billion, down $0.3 billion year to year. Net cash from operating activities excluding IBM financing receivables was $16.4 billion, up $2.5 billion. IBM's free cash flow was $14.7 billion, up $2.0 billion year to year.
IBM ended the fourth quarter with $14.5 billion of cash, restricted cash and marketable securities, down $0.3 billion from year-end 2024. Debt, including IBM Financing debt of $15.1 billion, totaled $61.3 billion, up $6.3 billion since year-end 2024.

Full-Year 2025 Results

	FULL-YEAR 2025 INCOME STATEMENT SUMMARY

	Revenue		Gross Profit	Gross Profit Margin		Pre-tax Income		Pre-tax Income Margin		Net Income		Diluted Earnings Per Share
GAAP from Continuing Operations	$67.5B		$39.3B	58.2%		$10.3B		15.3%		$10.6B	(2)	$11.14	(2)
Year/Year	8	%(1)	11%	1.5	Pts	78	%(3)	6.1	Pts(3)	76	%(2,3)	74	%(2,3)
Operating (Non-GAAP)			$40.2B	59.5%		$12.7B		18.8%		$11.0B		$11.59
Year/Year			11%	1.7	Pts	13%		1.0	Pts	14%		12%
(1) 6% at constant currency
(2) 2025 GAAP results include a benefit from income taxes primarily driven by the resolution of certain tax audit matters.
(3) GAAP YTY results include the impacts of pension settlement charges in the third and fourth quarters of 2024.
Dividend Declaration
The IBM board of directors approved a regular quarterly cash dividend of $1.68 per common share, to stockholders of record on February 10, 2026. With payment of the March 10, 2026 dividend, IBM will have paid consecutive quarterly dividends every year since 1916.
Forward-Looking and Cautionary Statements
Except for the historical information and discussions contained herein, statements contained in this release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on the company’s current assumptions regarding future business and financial performance. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially, including, but not limited to, the following: a downturn in economic environment and client spending budgets; a failure of the company’s innovation initiatives; damage to the company’s reputation; risks from investing in growth opportunities; failure of the company’s intellectual property portfolio to prevent competitive offerings and the failure of the company to obtain necessary licenses; the company’s ability to successfully manage acquisitions, alliances and divestitures, including integration challenges, failure to achieve objectives, the assumption or retention of liabilities and higher debt levels; fluctuations in financial results; impact of local legal, economic, political, health and other conditions; the company’s failure to meet growth and productivity objectives; ineffective internal controls; the company’s use of accounting estimates; impairment of the company’s goodwill or amortizable intangible assets; the company’s ability to attract and retain key employees and its reliance on critical skills; impacts of relationships with critical suppliers; product and service quality issues; the development and use of AI and generative AI, including the company's increased offerings and use of AI-based technologies; impacts of business with government clients; reliance on third party distribution channels and ecosystems; cybersecurity, privacy, and AI considerations; adverse effects related to climate change and other environmental matters; tax matters; legal proceedings and investigatory risks; the company’s pension plans; currency fluctuations and customer financing risks; impact of changes in market liquidity conditions and customer credit risk on receivables; risk factors related to IBM securities; and other risks, uncertainties and factors discussed in the company’s Form 10-Qs, Form 10-K and in the company’s other filings with the U.S. Securities and Exchange Commission or in materials incorporated therein by reference.
Any forward-looking statement in this release speaks only as of the date on which it is made. Except as required by law, the company assumes no obligation to update or revise any forward-looking statements.

Presentation of Information in this Press Release
For generative AI, book of business includes inception to date Software transactional revenue, plus new SaaS Annual Contract Value and Consulting signings related to specific offerings. The generative AI book of business is further defined within Exhibit 99.2 in the Form 8-K that includes this press release.
In an effort to provide investors with additional information regarding the company’s results as determined by generally accepted accounting principles (GAAP), the company has also disclosed in this press release the following non-GAAP information, which management believes provides useful information to investors:
IBM results —
•adjusting for currency (i.e., at constant currency);
•presenting operating (non-GAAP) earnings per share amounts and related income statement items;
•free cash flow;
•net cash from operating activities excluding IBM Financing receivables;
•adjusted EBITDA.
The rationale for management’s use of these non-GAAP measures is included in Exhibit 99.2 in the Form 8-K that includes this press release and is being submitted today to the SEC.

Conference Call and Webcast
IBM’s regular quarterly earnings conference call is scheduled to begin at 5:00 p.m. ET, today. The Webcast may be accessed via a link at https://www.ibm.com/investor/events/earnings-4q25. Presentation charts will be available shortly before the Webcast.
Financial Results Below (certain amounts may not add due to use of rounded numbers; percentages presented are calculated from the underlying whole-dollar amounts).

Contact:	IBM
Tim Davidson, 914-844-7847
tfdavids@us.ibm.com

Erin McElwee, 347-920-6825
erin.mcelwee@ibm.com

INTERNATIONAL BUSINESS MACHINES CORPORATION
COMPARATIVE FINANCIAL RESULTS
(Unaudited; Dollars in millions except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024
REVENUE BY SEGMENT
Software	$9,031	$7,924	$29,962	$27,085
Consulting	5,349	5,175	21,055	20,692
Infrastructure	5,132	4,256	15,718	14,020
Financing	179	170	737	713
Other	(5)	29	63	243
TOTAL REVENUE	19,686	17,553	67,535	62,753

GROSS PROFIT	11,928	10,439	39,297	35,551

GROSS PROFIT MARGIN
Software	83.4%	85.0%	83.5%	83.7%
Consulting	28.4%	28.0%	28.1%	27.0%
Infrastructure	60.6%	56.9%	58.6%	55.8%
Financing	44.1%	46.9%	45.3%	47.9%

TOTAL GROSS PROFIT MARGIN	60.6%	59.5%	58.2%	56.7%

EXPENSE AND OTHER INCOME
SG&A	5,462	4,866	20,123	19,688
R&D	2,187	1,967	8,316	7,479
Intellectual property and custom development income	(277)	(301)	(964)	(996)
Other (income) and expense (1)	(66)	177	(442)	1,871
Interest expense	478	424	1,935	1,712
TOTAL EXPENSE AND OTHER INCOME	7,784	7,133	28,968	29,754

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	4,144	3,306	10,328	5,797
Pre-tax margin	21.0%	18.8%	15.3%	9.2%
Provision for/(Benefit from) income taxes (1)	(1,435)	379	(242)	(218)
Effective tax rate	(34.6)%	11.5%	(2.3)%	(3.8)%

INCOME FROM CONTINUING OPERATIONS	$5,579	$2,927	$10,571	$6,015

DISCONTINUED OPERATIONS
Income/ (loss) from discontinued operations, net of taxes	21	(12)	22	8

NET INCOME (1)	$5,600	$2,915	$10,593	$6,023

EARNINGS PER SHARE OF COMMON STOCK (1)
Assuming Dilution
Continuing Operations	$5.86	$3.11	$11.14	$6.42
Discontinued Operations	$0.02	$(0.01)	$0.02	$0.01
TOTAL	$5.88	$3.09	$11.17	$6.43

Basic
Continuing Operations	$5.96	$3.16	$11.34	$6.53
Discontinued Operations	$0.02	$(0.01)	$0.02	$0.01
TOTAL	$5.98	$3.15	$11.36	$6.53

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING (M’s)
Assuming Dilution	952.4	942.4	948.7	937.2
Basic	936.5	926.0	932.3	921.8

(1)2025 results include a benefit from income taxes primarily driven by the resolution of certain tax audit matters, and 2024 results include the impacts of pension settlement charges in the third quarter of $2.7 billion ($2.0 billion net of tax) and fourth quarter of $0.4 billion.

INTERNATIONAL BUSINESS MACHINES CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEET
(Unaudited)

(Dollars in Millions)	At December 31, 2025	At December 31, 2024
ASSETS:
Current Assets:
Cash and cash equivalents	$13,587	$13,947
Restricted cash	54	214
Marketable securities	830	644
Notes and accounts receivable - trade, net	8,112	6,804
Short-term financing receivables, net
Held for investment, net	7,344	6,259
Held for sale	1,131	900
Other accounts receivable, net	1,052	947
Inventories	1,220	1,289
Deferred costs	1,084	959
Prepaid expenses and other current assets	2,530	2,520
Total Current Assets	36,944	34,482

Property, plant and equipment, net	5,899	5,731
Operating right-of-use assets, net	3,129	3,197
Long-term financing receivables, net	7,708	5,353
Prepaid pension assets	7,544	7,492
Deferred costs	825	788
Deferred taxes	8,610	6,978
Goodwill	67,717	60,706
Intangibles, net	11,391	10,660
Investments and sundry assets	2,112	1,787
Total Assets	$151,880	$137,175

LIABILITIES:
Current Liabilities:
Taxes	$2,347	$2,033
Short-term debt	6,424	5,089
Accounts payable	4,756	4,032
Compensation and benefits	4,114	3,605
Deferred income	16,101	13,907
Operating lease liabilities	800	768
Other accrued expense and liabilities	4,116	3,709
Total Current Liabilities	38,658	33,142

Long-term debt	54,836	49,884
Retirement-related obligations	9,018	9,432
Deferred income	4,271	3,622
Operating lease liabilities	2,547	2,655
Other liabilities	9,810	11,048
Total Liabilities	119,139	109,783

EQUITY:
IBM Stockholders’ Equity:
Common stock	63,318	61,380
Retained earnings	155,648	151,163
Treasury stock - at cost	(170,605)	(169,968)
Accumulated other comprehensive income/(loss)	(15,713)	(15,269)
Total IBM Stockholders’ Equity	32,648	27,307

Noncontrolling interests	93	86
Total Equity	32,740	27,393

Total Liabilities and Equity	$151,880	$137,175

INTERNATIONAL BUSINESS MACHINES CORPORATION
CASH FLOW
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
(Dollars in Millions)	2025	2024	2025	2024
Net Income from Operations	$5,600	$2,915	$10,593	$6,023
Pension Settlement Charges	-	388	-	3,113
Depreciation/Amortization of Intangibles (1)	1,297	1,112	5,021	4,667
Stock-based Compensation	430	345	1,715	1,311
Operating assets and liabilities/Other, net (2)	777	1,824	(978)	(1,238)
IBM Financing A/R	(4,063)	(2,255)	(3,159)	(431)
Net Cash Provided by Operating Activities	$4,040	$4,330	$13,193	$13,445

Capital Expenditures, net of payments & proceeds	(550)	(422)	(1,617)	(1,127)
Divestitures, net of cash transferred	-	(7)	(1)	698
Acquisitions, net of cash acquired	(391)	(541)	(8,294)	(3,289)
Marketable Securities / Other Investments, net	2,358	(409)	(390)	(1,218)
Net Cash Provided by/(Used in) Investing Activities	$1,417	$(1,379)	$(10,302)	$(4,937)

Debt, net of payments & proceeds	(1,810)	(103)	2,873	(880)
Dividends	(1,573)	(1,546)	(6,255)	(6,147)
Financing - Other	(23)	(26)	(447)	(52)
Net Cash Provided by/(Used in) Financing Activities	$(3,406)	$(1,675)	$(3,829)	$(7,079)

Effect of Exchange Rate changes on Cash	(10)	(330)	418	(359)
Net Change in Cash, Cash Equivalents and Restricted Cash	$2,041	$946	$(520)	$1,071

(1) Includes operating lease right-of-use assets amortization.
(2) 2025 includes a benefit from income taxes primarily driven by the resolution of certain tax audit matters, and the year ended December 31, 2024 includes a $0.7 billion tax effect associated with a pension settlement charge in the third-quarter.

INTERNATIONAL BUSINESS MACHINES CORPORATION
GAAP NET INCOME TO ADJUSTED EBITDA RECONCILIATION
(Unaudited)

	Three Months Ended December 31,			Year Ended December 31,
(Dollars in Billions)	2025	2024	Yr/Yr	2025	2024	Yr/Yr
Net Income as reported (GAAP) (1)	$5.6	$2.9	$2.7	$10.6	$6.0	$4.6
Less: Income/(loss) from discontinued operations, net of tax	0.0	0.0	0.0	0.0	0.0	0.0
Income from continuing operations	5.6	2.9	2.7	10.6	6.0	4.6
Provision for/(Benefit from) income taxes from continuing ops. (1)	(1.4)	0.4	(1.8)	(0.2)	(0.2)	0.0
Pre-tax income from continuing operations (GAAP)	4.1	3.3	0.8	10.3	5.8	4.5
Non-operating adjustments (before tax)
Acquisition-related charges (2)	0.6	0.5	0.1	2.3	2.0	0.4
Non-operating retirement-related costs/(income) (1)	0.0	0.5	(0.5)	0.1	3.5	(3.4)

Operating (non-GAAP) pre-tax income from continuing ops.	4.7	4.3	0.5	12.7	11.2	1.5

Net interest expense	0.3	0.3	0.1	1.3	1.0	0.3
Depreciation/Amortization of non-acquired intangible assets	0.7	0.7	0.0	2.9	2.8	0.0
Stock-based compensation	0.4	0.3	0.1	1.7	1.3	0.4
Workforce rebalancing charges	0.3	0.0	0.3	0.7	0.7	0.0
Corporate (gains) and charges (3)	0.0	0.0	0.0	0.0	(0.6)	0.6

Adjusted EBITDA	$6.5	$5.6	$1.0	$19.2	$16.4	$2.8

(1)2025 includes a benefit from income taxes primarily driven by the resolution of certain tax audit matters, and 2024 includes the impacts of pension settlement charges in the third quarter of $2.7 billion ($2.0 billion net of tax) and fourth quarter of $0.4 billion.
(2)Primarily consists of amortization of acquired intangible assets.
(3)Corporate (gains) and charges primarily consists of unique corporate actions such as gains on divestitures and asset sales (e.g., certain QRadar SaaS assets in 2024).

INTERNATIONAL BUSINESS MACHINES CORPORATION
SEGMENT DATA
(Unaudited)

	Three Months Ended December 31, 2025

(Dollars in Millions)	Software	Consulting	Infrastructure	Financing
Revenue	$9,031	$5,349	$5,132	$179
Segment Profit	$3,403	$658	$1,601	$150
Segment Profit Margin	37.7%	12.3%	31.2%	83.5%
Change YTY Revenue	14.0%	3.4%	20.6%	5.3%
Change YTY Revenue - Constant Currency	10.7%	1.0%	16.6%	2.4%

	Three Months Ended December 31, 2024

(Dollars in Millions)	Software	Consulting	Infrastructure	Financing
Revenue	$7,924	$5,175	$4,256	$170
Segment Profit	$3,102	$606	$1,063	$94
Segment Profit Margin	39.2%	11.7%	25.0%	55.0%

	Year Ended December 31, 2025

(Dollars in Millions)	Software	Consulting	Infrastructure	Financing
Revenue	$29,962	$21,055	$15,718	$737
Segment Profit	$9,920	$2,464	$3,458	$521
Segment Profit Margin	33.1%	11.7%	22.0%	70.7%
Change YTY Revenue	10.6%	1.8%	12.1%	3.3%
Change YTY Revenue - Constant Currency	9.1%	0.4%	10.4%	2.5%

	Year Ended December 31, 2024

(Dollars in Millions)	Software	Consulting	Infrastructure	Financing
Revenue	$27,085	$20,692	$14,020	$713
Segment Profit	$8,684	$2,054	$2,450	$348
Segment Profit Margin	32.1%	9.9%	17.5%	48.8%

INTERNATIONAL BUSINESS MACHINES CORPORATION
U.S. GAAP TO OPERATING (Non-GAAP) RESULTS RECONCILIATION
(Unaudited; Dollars in millions except per share amounts)

	Three Months Ended December 31, 2025
	Continuing Operations
	GAAP	Acquisition- Related Adjustments (1)		Retirement- Related Adjustments (2)		Tax Reform Impacts (3)		Operating (Non-GAAP)
Gross Profit	$11,928	$231		$—		$—		$12,159
Gross Profit Margin	60.6%	1.2	pts	—	pts	—	pts	61.8%
SG&A	$5,462	$(362)		$—		$—		$5,100
Other (Income) & Expense	(66)	(5)		(4)		—		(74)
Total Expense & Other (Income)	7,784	(366)		(4)		—		7,414
Pre-tax Income from Continuing Operations	4,144	597		4		—		4,745
Pre-tax Income Margin from Continuing Operations	21.0%	3.0	pts	0.0	pts	—	pts	24.1%
Provision for/(Benefit from) Income Taxes (3,4)	$(1,435)	$390		$15		$1,468		$438
Effective Tax Rate	(34.6)%	12.6	pts	0.4	pts	30.9	pts	9.2%
Income from Continuing Operations	$5,579	$208		$(11)		$(1,468)		$4,307
Income Margin from Continuing Operations	28.3%	1.1	pts	(0.1)	pts	(7.5)	pts	21.9%
Diluted Earnings Per Share: Continuing Operations	$5.86	$0.22		$(0.01)		$(1.54)		$4.52

	Three Months Ended December 31, 2024
	Continuing Operations
	GAAP	Acquisition- Related Adjustments (1)		Retirement- Related Adjustments (2)		Tax Reform Impacts		Operating (Non-GAAP)
Gross Profit	$10,439	$191		$—		$—		$10,630
Gross Profit Margin	59.5%	1.1	pts	—	pts	—	pts	60.6%
SG&A	$4,866	$(305)		$—		$—		$4,561
Other (Income) & Expense	177	(2)		(467)		—		(291)
Total Expense & Other (Income)	7,133	(307)		(467)		—		6,359
Pre-tax Income from Continuing Operations	3,306	498		467		—		4,271
Pre-tax Income Margin from Continuing Operations	18.8%	2.8	pts	2.7	pts	—	pts	24.3%
Provision for/(Benefit from) Income Taxes (4)	$379	$123		$58		$21		$581
Effective Tax Rate	11.5%	1.5	pts	0.1	pts	0.5	pts	13.6%
Income from Continuing Operations	$2,927	$375		$408		$(21)		$3,690
Income Margin from Continuing Operations	16.7%	2.1	pts	2.3	pts	(0.1)	pts	21.0%
Diluted Earnings Per Share: Continuing Operations	$3.11	$0.40		$0.43		$(0.02)		$3.92

(1)Includes amortization of purchased intangible assets, in process R&D, transaction costs, applicable restructuring and related expenses, tax charges related to acquisition integration and pre-closing charges, such as financing costs.
(2)Includes amortization of prior service costs, interest cost, expected return on plan assets, amortized actuarial gains/losses, the impacts of any plan curtailments/settlements and pension insolvency costs and other costs. 2024 also includes the impact of a pension settlement charge.
(3)2025 includes a benefit from income taxes primarily driven by the resolution of certain tax audit matters.
(4)Tax impact on operating (non-GAAP) pre-tax income from continuing operations is calculated under the same accounting principles applied to the GAAP pre-tax income.

INTERNATIONAL BUSINESS MACHINES CORPORATION
U.S. GAAP TO OPERATING (Non-GAAP) RESULTS RECONCILIATION
(Unaudited; Dollars in millions except per share amounts)

	Year Ended December 31, 2025
	Continuing Operations
	GAAP	Acquisition- Related Adjustments (1)		Retirement- Related Adjustments (2)		Tax Reform Impacts (3)		Operating (Non-GAAP)
Gross Profit	$39,297	$888		$—		$—		$40,184
Gross Profit Margin	58.2%	1.3	pts	—	pts	—	pts	59.5%
SG&A	$20,123	$(1,417)		$—		$—		$18,706
R&D	8,316	(4)		—		—		8,312
Other (Income) & Expense	(442)	(11)		(65)		—		(518)
Total Expense & Other (Income)	28,968	(1,432)		(65)		—		27,472
Pre-tax Income from Continuing Operations	10,328	2,320		65		—		12,713
Pre-tax Income Margin from Continuing Operations	15.3%	3.4	pts	0.1	pts	—	pts	18.8%
Provision for/(Benefit from) Income Taxes (3,4)	$(242)	$786		$15		$1,161		$1,719
Effective Tax Rate	(2.3)%	6.6	pts	0.1	pts	9.1	pts	13.5%
Income from Continuing Operations	$10,571	$1,534		$49		$(1,161)		$10,993
Income Margin from Continuing Operations	15.7%	2.3	pts	0.1	pts	(1.7)	pts	16.3%
Diluted Earnings Per Share: Continuing Operations	$11.14	$1.62		$0.05		$(1.22)		$11.59

	Year Ended December 31, 2024
	Continuing Operations
	GAAP	Acquisition- Related Adjustments (1)		Retirement- Related Adjustments (2)		Tax Reform Impacts (3)		Operating (Non-GAAP)
Gross Profit	$35,551	$724		$—		$—		$36,275
Gross Profit Margin	56.7%	1.2	pts	—	pts	—	pts	57.8%
SG&A	$19,688	$(1,159)		$—		$—		$18,529
Other (Income) & Expense	1,871	(70)		(3,457)		—		(1,656)
Total Expense & Other (Income)	29,754	(1,229)		(3,457)		—		25,068
Pre-tax Income from Continuing Operations	5,797	1,953		3,457		—		11,207
Pre-tax Income Margin from Continuing Operations	9.2%	3.1	pts	5.5	pts	—	pts	17.9%
Provision for/(Benefit from) Income Taxes (4)	$(218)	$497		$790		$455		$1,523
Effective Tax Rate	(3.8)%	5.1	pts	8.2	pts	4.1	pts	13.6%
Income from Continuing Operations	$6,015	$1,456		$2,668		$(455)		$9,684
Income Margin from Continuing Operations	9.6%	2.3	pts	4.3	pts	(0.7)	pts	15.4%
Diluted Earnings Per Share: Continuing Operations	$6.42	$1.55		$2.85		$(0.49)		$10.33

(1)Includes amortization of purchased intangible assets, in process R&D, transaction costs, applicable restructuring and related expenses, tax charges related to acquisition integration and pre-closing charges, such as financing costs. 2024 also include a loss of $68 million on foreign exchange derivative contracts entered into by the company prior to the acquisition of StreamSets and webMethods from Software AG.
(2)Includes amortization of prior service costs, interest cost, expected return on plan assets, amortized actuarial gains/losses, the impacts of any plan curtailments/settlements and pension insolvency costs and other costs. 2024 also includes the impacts of pension settlement charges.
(3)2025 and 2024 include benefits from income taxes primarily driven by the resolution of certain tax audit matters.
(4)Tax impact on operating (non-GAAP) pre-tax income from continuing operations is calculated under the same accounting principles applied to the GAAP pre-tax income.

INTERNATIONAL BUSINESS MACHINES CORPORATION
GAAP OPERATING CASH FLOW TO FREE CASH FLOW RECONCILIATION
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
(Dollars in Millions)	2025	2024	2025	2024
Net Cash from Operations per GAAP	$4,040	$4,330	$13,193	$13,445

Less: change in IBM Financing receivables	(4,063)	(2,255)	(3,159)	(431)

Net cash from operating activities excl. IBM Financing receivables	8,104	6,584	16,352	13,876

Capital Expenditures, net	(550)	(422)	(1,617)	(1,127)

Free Cash Flow	7,553	6,163	14,734	12,749

INTERNATIONAL BUSINESS MACHINES CORPORATION
GAAP OPERATING CASH FLOW TO ADJUSTED EBITDA RECONCILIATION
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
(Dollars in Billions)	2025	2024	2025	2024
Net Cash Provided by Operating Activities	$4.0	$4.3	$13.2	$13.4

Add:
Net interest expense	0.3	0.3	1.3	1.0
Provision for/(Benefit from) income taxes from continuing operations (1)	(1.4)	0.4	(0.2)	(0.2)

Less change in:
Financing receivables	(4.1)	(2.3)	(3.2)	(0.4)
Other assets and liabilities/other, net (2)	0.5	1.7	(1.8)	(1.8)

Adjusted EBITDA	$6.5	$5.6	$19.2	$16.4

(1)2025 includes a benefit from income taxes primarily driven by the resolution of certain tax audit matters.
(2)Other assets and liabilities/other, net mainly consists of operating assets and liabilities/Other, net in the Cash Flow chart, workforce rebalancing charges, non-operating impacts and corporate (gains) and charges.